FirstCash & H&T Group Enhancing FirstCash’s International Footprint Beyond the Americas May 14, 2025 FIRSTCASH HOLDINGS, INC. NASDAQ: FCFSEXHIBIT 99.2

This presentation contains forward-looking statements regarding, among other things, the acquisition by the FirstCash Holdings, Inc. (the “Company”) of H&T Group plc, a company incorporated in England and Wales (“H&T”), the anticipated benefits and timing of the acquisition and the business, financial condition, outlook and prospects of the Company and H&T. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “outlook,” “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations, outlook and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward- looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. While the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this presentation. With respect to the proposed acquisition, these factors, risks and uncertainties include, without limitation, the risk that acquisition may not be consummated, including as a result of a failure by Company or H&T to obtain the necessary shareholder (in the case of H&T) or regulatory approvals required for the acquisition, or that required regulatory approvals may delay the acquisition or result in the imposition of conditions that could reduce the anticipated benefits from the acquisition, or the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition; the risk that Company will incur additional indebtedness to finance the acquisition, which may not be on favorable terms to the Company; the length of time necessary to consummate the acquisition, which may be longer than anticipated for various reasons; the risk that H&T will not be combined and integrated successfully; the risk that the cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected; the diversion of management time on acquisition-related issues; the risk that costs associated with the integration of H&T is higher than anticipated; inherent risks resulting from Company’s entry into a new geographical market, including exposure to local economic and political conditions, exchange rate fluctuations and the extensive regulatory regime in the UK; risk related to the ability to hire and retain key H&T personnel; and the effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, or other regulatory compliance costs. Additional risks and uncertainties with respect to the Company are discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports the Company files with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward- looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. 2PAGE CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTSNASDAQ: FCFS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM

TRANSACTION OVERVIEW (1) The financial terms of the acquisition (which will be made through Chess Bidco Limited, a newly-incorporated wholly-owned U.K. subsidiary of FirstCash) are final and will not be increased or improved, except that Chess Bidco Limited reserves the right to increase the amount of the Cash Consideration (i) if there is an announcement on or after the date of this presentation of a possible offer or a firm intention to make an offer for H&T by a third party or (ii) with the consent of the UK’s Panel on Takeovers and Mergers (which will be granted only in wholly exceptional circumstances). (2) GBP / USD exchange rate of 1.3277 as of 5/13/2025. (3) Implied enterprise value on a pre-IFRS 16 basis, excluding lease liabilities. Valuation & Consideration • Agreement on final(1) terms of the acquisition of the leading operator of pawn stores in the United Kingdom, H&T Group plc (“H&T”) o FirstCash will pay 650 pence for each H&T share in cash (the “Cash Consideration”) o In addition, H&T shareholders will receive a final dividend of 11 pence for each H&T share to be paid on 6/27/2025 (the “Permitted Dividend”) o The total equity value including the Cash Consideration and Permitted Dividend is £296.6 million or $393.7 million USD(2) o The total enterprise value(3) based on H&T’s net debt of £54.4 million at 12/31/24 is £351.0 million or $466.0 million USD(2) Financing • FirstCash intends to draw down on its existing US revolving credit facility prior to closing to finance the acquisition and to pay related fees and expenses • FirstCash has also entered into a backstop £299.0 million bridge credit agreement to satisfy the “certain funds” requirements under the UK Takeover Code Financial Impact • Meaningfully accretive to EPS and EBITDA • Expected to deliver long-term strategic and financial benefits Approvals & Closing • Unanimously approved by the Boards of Directors of both FirstCash and H&T • Subject to approval by H&T’s shareholders and customary regulatory approvals in the United Kingdom • Anticipated close in second half of 2025 3PAGE

COMPELLING BENEFITS OF THE TRANSACTION 4PAGE Provides Additional Geographic Diversification Unlocks Further Growth Opportunities in New Markets Establishes FirstCash’s Market Leadership in the UK Contributes Meaningful EPS and EBITDA Accretion Adds Experienced UK Leadership and Operations Team Enhances Scale of Pawn Operations and Operating Leverage

H&T GROUP PLC

At a Glance

- Founded in 1897, H&T is the UK's largest pawnbroker[1] and a leading retailer of high-quality new and pre-owned jewelry and pre-owned watches
- Diversified product offering across 285 stores throughout the UK
- Stores are conveniently located in most major towns and cities throughout England, Scotland, and Wales

285 Pawn Stores	**£127M / $169M** Pawn Receivables[1] (December 2024)	**£460 / $611** Average Pawn Loan Amount (December 2024)
£265M / $352M 2024 Revenue	**£122M / $162M** 2024 Income from Operations[2]	**£41M / $54M** 2024 Adj. EBITDA[3]

H&T Product Offering

- Pawnbroking
- Retail
- Foreign Currency
- Watch Repair (Swiss Time Services)
- Purchase
- Other Services
- Money Transfer
- Cheque Cashing

CY2024 Income from Operations[2] by Product



FX, 6%
Other, 2%
Gold, jewelry & watch purchasing, 12%
£122M
Retail, 16%
Pawnbroking, 64%

Source: Company website, Company presentations. Financial data is presented in accordance with IFRS as of 12/31/2024 unless otherwise noted. GBP / USD exchange rate of 1.3277 as of 5/13/2025.

(1) Pawn receivables at contract amount.

(2) Represents as reported Gross Profit less IFRS 9 impairment charge.

(3) Calculated as reported EBITDA less expenses related to depreciation of the right-of-use assets and interest on lease liabilities, which are treated as "rent expenses" for compatibility to FirstCash's reported Adjusted EBITDA.

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PRO FORMA SCALE AND GEOGRAPHIC REACH 6PAGE U.S. (1,197 STORES) MEXICO & LATAM (1,826 STORES) UK (285 STORES) PRO FORMA OF THE ACQUISITION, FIRSTCASH WILL HAVE OVER 3,300 STORES GLOBALLY 1,724 12 72 18 FORT WORTH, TX FIRSTCASH HEADQUARTERS SUTTON, UK H&T HEADQUARTERS Source: Company website, Company presentations. Note: FirstCash data as of 3/31/2025. H&T data as of 12/31/2024.

Further Information; No Offer or Solicitation This presentation is for information purposes and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the all-cash offer by Chess Bidco Limited, a newly-established indirect wholly-owned subsidiary of FirstCash Holdings, Inc. (the “Company”), for the entire issued and to be issued share capital of H&T Group plc, a company incorporated in England and Wales (“H&T”) (such acquisition, the “Acquisition”), or otherwise, nor shall there be any sale, issuance or transfer of securities of H&T in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the United Kingdom Companies Act 2006, as amended (the “UK Companies Act”) (or, if the Acquisition is implemented by way of a takeover offer, as such term is defined in the UK Companies Act (the “Takeover Offer”), the offer document), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Scheme. Any vote in respect of the Scheme or other response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme document (or, if the Acquisition is implemented by way of a Takeover Offer, the offer document). H&T shareholders are urged to read the Scheme document when it becomes available, because it will contain important information relating to the Acquisition. Additional Information The Acquisition is being made to acquire the shares of an English company by means of a scheme of arrangement provided for under English law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Securities Exchange Act of 1934, as amended (“US Exchange Act”). Accordingly, the Scheme will be subject to disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which are different from the disclosure requirements of the US tender offer and proxy solicitation rules. The financial information included in this presentation and the Scheme documentation has been or will have been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US. If Bidco exercises its right to implement the Acquisition by way of a Takeover Offer, such offer will be made in compliance with applicable US laws and regulations. The receipt of cash pursuant to the Acquisition by a US holder as consideration for the transfer of its H&T shares pursuant to the Scheme will likely be a taxable transaction for United States federal income tax purposes and under applicable United States state and local, as well as foreign and other, tax laws. Each H&T shareholder is urged to consult their independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to them. In accordance with normal United Kingdom practice and pursuant to Rule 14e-5(b) of the US Exchange Act (to the extent applicable), Bidco, its nominees or its brokers (acting as agents) may from time to time make certain purchases of, or arrangements to purchase, H&T shares outside of the US, other than pursuant to the Acquisition, until the date on which the Acquisition becomes effective, lapses or is otherwise withdrawn. If such purchases or arrangements to purchase were to be made, they would be made outside of the US and would be in accordance with applicable law, including the US Exchange Act and the United Kingdom City Code on Takeovers and Mergers (the “Code”). These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. Publication on Website In accordance with Rule 26.1 of the Code, a copy of this presentation will be made available, subject to certain restrictions, on the Company’s website at https://investors.firstcash.com/ by no later than 12 noon (London time) on the business day following publication of this presentation. For the avoidance of doubt, the contents of any websites referred to in this presentation are not incorporated into and do not form part of this presentation. Right to Request Hard Copies In accordance with Rule 30.3 of the Code, a person so entitled may request a hard copy of this presentation (and any document or information incorporated into it by reference to another source) by contacting H&T’s registrars, Equiniti, by writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom or by calling them during business hours on +44 (0)371 384 2030. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls are charged at the standard geographical rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. For persons who receive a copy of this presentation in electronic form or via a website notification, a hard copy of this presentation (and any document or information incorporated by reference into this presentation) will not be sent unless so requested. In accordance with Rule 30.3 of the Code, such persons may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be sent in hard copy form. Responsibility Statement The directors of Chess Bidco Limited (the “Directors”) accept responsibility for the information contained in this presentation. To the best of the knowledge and belief of the Directors (who have taken all reasonable care to ensure that such is the case) the information contained in this presentation is in accordance with the facts and does not omit anything likely to affect the import of such information. 7PAGE ADDITIONAL INFORMATIONNASDAQ: FCFS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM

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